Exhibit 99.1

               Advanta Reports First Quarter Earnings;
               Favorable Asset Quality Trends Continue


    SPRING HOUSE, Pa.--(BUSINESS WIRE)--April 23, 2003--Advanta Corporation (NASDAQ:ADVNB; ADVNA) today reported net income from core operations of $0.25 per diluted share for first quarter 2003 for Class A and Class B shares combined, in line with the Company's expectations, as compared to $0.30 per diluted share for first quarter 2002. Advanta reported consolidated net income for the quarter of $5.9 million or $0.24 per diluted share for Class A and Class B shares combined as compared to net income of $4.2 million or $0.16 per diluted share for the first quarter of 2002. Net income from core operations is a non-GAAP financial measure defined by the Company as net income of the Advanta Business Cards segment and the Venture Capital segment with the exception of venture capital valuation adjustments, net of tax. For first quarter 2003, consolidated net income includes a $0.01 per diluted share asset valuation charge associated with the Company's venture capital portfolio.
    "We continue to be pleased with our ability to attract, retain and deepen our relationship with high credit quality customers as manifested by this quarter's growth and asset quality statistics," said Dennis Alter, Chairman and CEO. "We remain focused on executing our strategy, building a solid foundation which we believe will maximize long term strength and profitability."
    Business Card results for the first quarter included an approximate 160 basis point decline in net principal charge-offs on managed receivables to 8.0% on an annualized basis as compared to 9.6% for the quarter ended March 31, 2002. Over 30 day delinquencies on managed receivables declined 82 basis points to 6.36% and over 90 day delinquencies on managed receivables decreased 30 basis points to 3.08% as compared to first quarter 2002. The on-balance sheet loan loss reserve as a percent of owned receivables was 9.8% at March 31, 2003, representing approximately 15 months of estimated losses based on first quarter net charge-offs. Business Card ended the quarter with managed receivables of $2.7 billion as compared to $2 billion at March 31, 2002.
    The Company continued its stock repurchase plan bringing the total purchases to approximately 2,563,000 Class B shares through April 23, 2003. The Company intends further stock repurchases under the remaining unused authorization of approximately 437,000 shares.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, April 24, 2003, at 9:00 a.m. Eastern time. The call will be broadcast simultaneously for the public over the Internet through www.advanta.com or www.vcall.com. To listen to the live call, please go to the website at least 15 minutes early to register, download, and install any necessary audio software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing (719) 457-0820 and referring to confirmation code 642915. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or our statistical supplement, both available at www.advanta.com in the "About Advanta" section.

    About Advanta

    Advanta is a highly focused financial services company serving the small business market. Advanta leverages direct marketing and information based expertise to identify potential customers and new target markets and to provide a high level of service tailored to the unique needs of small business. Using these distinctive capabilities, Advanta has become one of the nation's largest issuers of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending, direct mail, and affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin; (2) competitive pressures; (3) political, social and/or general economic conditions that affect the level of new account acquisitions, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or loan balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company; (9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between the Company's bank subsidiaries and their regulators; (10) relationships with customers, significant vendors and business partners; (11) the amount and cost of financing available to the Company; (12) the ratings on the debt of the Company and its subsidiaries; (13) revisions to estimated charges associated with the discontinued operations of our mortgage and leasing businesses; and
(14) the impact of litigation. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
    In addition to the GAAP results provided throughout this document, the Company has provided non-GAAP financial measurements. Management believes that these non-GAAP financial measures used in managing the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.


                             ADVANTA CORP.
                       SEGMENT INCOME STATEMENT
                            (in thousands)


                          Three Months Ended
                           March 31, 2003
---------------------------------------------------------------------


                                Advanta
                                Business   Venture
                                 Cards     Capital  Other(A)  Total
                                --------  -------- -------- --------

Interest income                 $ 20,754  $      0  $  2,237 $ 22,991
Interest expense                  10,734       140       397   11,271
                                --------  --------  -------- --------
Net interest income               10,020      (140)    1,840   11,720
Provision for credit losses        9,408         0        38    9,446
                                --------  --------  -------- --------
Net interest income after
 provision for credit losses         612      (140)    1,802    2,274
Noninterest revenues:
 Securitization income            29,610         0         0   29,610
 Servicing revenues               10,027         0         0   10,027
 Other revenues, net              25,312      (610)      730   25,432
                                --------  --------  -------- --------
Total noninterest revenues        64,949      (610)      730   65,069
Expenses:
 Operating expenses               54,584       626       312   55,522
 Minority interest in income of
  consolidated subsidiary              0         0     2,220    2,220
                                --------  --------  -------- --------
Total expenses                    54,584       626     2,532   57,742
                                --------  --------  -------- --------
Income (loss) before income
 taxes                            10,977    (1,376)        0    9,601
Income tax expense (benefit)       4,226      (530)        0    3,696
                                --------  --------  -------- --------
Net income (loss)               $  6,751  $   (846) $      0 $  5,905
                                ========  ========  ======== ========

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.


                             ADVANTA CORP.
                   SUPPLEMENTAL NON-GAAP DISCLOSURE
            ADVANTA BUSINESS CARDS MANAGED INCOME STATEMENT
                            (in thousands)

In addition to analyzing the financial performance of Advanta Business Cards under generally accepted accounting principles (GAAP), we analyze Advanta Business Cards' performance on a managed receivable portfolio basis. To do so, we adjust the Advanta Business Cards GAAP income statement to reverse the effects of securitization. Our managed receivable portfolio is comprised of both owned receivables and securitized business credit card receivables. Performance on a managed receivable portfolio basis is relevant because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

                          Three Months Ended
                            March 31, 2003
----------------------------------------------------------------------

                                                              As a
                                                         Percentage of
                                                            Average
                                                            Managed
                             Adjustments to                 Business
                   Advanta      Reverse         Advanta      Credit
                   Business     Effects         Business      Card
                    Cards         of             Cards     Receivables
                    GAAP     Securitizations    Managed   (Annualized)
                  ---------  ----------------  ---------- ------------

Interest income   $ 20,754      $   87,095     $  107,849     16.05%
Interest expense    10,734           9,521         20,255      3.01
                  --------      ----------     ----------     -----
Net interest
 income             10,020          77,574         87,594     13.04
Provision for
 credit losses       9,408          45,475(A)      54,883      8.17
                  --------      ----------     ----------     -----
Net interest
 income after
 provision for
 credit losses         612          32,099         32,711      4.87
Noninterest
 revenues:
  Securitization
   income           29,610         (29,610)             0      0.00
  Servicing
   revenues         10,027         (10,027)             0      0.00
  Other
   revenues, net    25,312           7,538         32,850      4.89
                  --------      ----------     ----------     -----
Total noninterest
 revenues           64,949         (32,099)        32,850      4.89
Operating
 expenses           54,584               0         54,584      8.13
                  --------      ----------     ----------     -----
Income before
 income taxes       10,977               0         10,977      1.63
Income tax
 expense             4,226               0          4,226      0.63
                  --------      ----------     ----------     -----
Net income        $  6,751      $        0     $    6,751      1.00%
                  ========      ==========     ==========     =====


Average business
 credit card
 receivables      $515,452      $2,171,815     $2,687,267
Net principal
 charge-offs         8,408          45,475         53,883      8.02%
Risk-adjusted
 revenues (B)       66,561               0         66,561      9.91


(A) The provision for credit losses includes the amount by which the provision for credit losses would have been higher had the securitized receivables remained as owned and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

(B) Risk-adjusted revenues represent net interest income and noninterest revenues, less net principal charge-offs.


                             ADVANTA CORP.
                              HIGHLIGHTS
                 (in thousands except per share data)



                           Three Months Ended          Percent Change
                       ---------------------------          From
                      Mar. 31,   Dec. 31,   Mar. 31,   Prior     Prior
EARNINGS                2003       2002      2002      Quarter   Year
----------------------------------------------------------------------
Basic net income
 (loss) per common
 share:
  Class A              $  0.22   $ (1.38)  $  0.14       N/M%    57.1%
  Class B                 0.25     (1.35)     0.17       N/M     47.1
  Combined (D)            0.24     (1.36)     0.16       N/M     50.0
Diluted net income
 (loss) per common
 share:
  Class A                 0.22     (1.38)     0.14       N/M     57.1
  Class B                 0.25     (1.35)     0.17       N/M     47.1
  Combined (D)            0.24     (1.36)     0.16       N/M     50.0

Return on average
 common equity            7.32%   (37.76)%    4.58%      N/M     59.8


Non-GAAP financial
 measure of earnings
 per share and
 reconciliation
 to GAAP diluted net
 income (loss) per
 share:
  Diluted net
   income per
   combined common
   share from core
   operations (A)      $  0.25   $  0.43   $  0.30     (41.9)   (16.7)
  Reconciling items
   per diluted
   combined common
   share:
    Other segment
     net income
     (loss) (B)           0.00     (1.78)    (0.08)   (100.0)  (100.0)
    Valuation
     adjustments from
     venture capital
     investments, net
     of tax at 38.5%     (0.01)    (0.02)    (0.06)    (50.0)   (83.3)
    Effect of
     difference in
     dilutive
     shares (C)           0.00      0.01      0.00    (100.0)     0.0
                       -------   -------   -------
  Diluted net
   income (loss)
   per combined
   common share        $  0.24   $ (1.36)  $  0.16       N/M     50.0

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average common
 shares used to compute:
  Basic earnings per
   common share
    Class A              9,183     9,171     9,133       0.1%     0.5%
    Class B             14,816    15,292    16,301      (3.1)    (9.1)
                       -------   -------   -------
    Total               23,999    24,463    25,434      (1.9)    (5.6)
  Diluted earnings per
   common share
    Class A              9,184     9,171     9,139       0.1      0.5
    Class B             15,212    15,292    16,980      (0.5)   (10.4)
                       -------   -------   -------
    Total               24,396    24,463    26,119      (0.3)    (6.6)

Ending shares
 outstanding
  Class A               10,041    10,041    10,041       0.0      0.0
  Class B               17,141    17,430    18,521      (1.7)    (7.5)
                       -------   -------   -------
  Total                 27,182    27,471    28,562      (1.1)    (4.8)

Stock price:
 Class A
  High                 $  9.75   $ 11.00   $ 12.90     (11.4)   (24.4)
  Low                     5.95      8.25      8.47     (27.9)   (29.8)
  Closing                 6.83      8.98     12.76     (23.9)   (46.5)
 Class B
  High                   10.20     11.10     11.99      (8.1)   (14.9)
  Low                     6.91      8.00      7.90     (13.6)   (12.5)
  Closing                 7.58      9.39     11.99     (19.3)   (36.8)

Cash dividends
 declared:
  Class A                0.063     0.063     0.063       0.0      0.0
  Class B                0.076     0.076     0.076       0.0      0.0

Book value per common
 share                   13.30     13.11     14.33       1.4     (7.2)

(A) Net income from core operations is a non-GAAP financial measure used by management, and includes net income of the Advanta Business Cards segment and the Venture Capital segment with the exception of the venture capital valuation adjustments, net of tax. Management believes the analysis of income from core operations provides useful supplemental information needed to make meaningful comparisons of our current results to prior and future periods. Venture capital valuation adjustments are excluded from results of core operations because of their volatility related to market conditions. Net income (loss) of the Other segment and results of discontinued operations are also excluded, if applicable, since they are not indicative of what is expected from our continuing businesses on a prospective basis.

(B) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.

(C) If there had been income from continuing operations rather than a loss in the three months ended December 31, 2002, weighted average combined common shares used to compute diluted earnings per share would have been 25,278.

(D) Combined represents a weighted average of Class A and Class B earnings per common share.

N/M - Not Meaningful


                             ADVANTA CORP.
                    BUSINESS CREDIT CARD STATISTICS
                            (in thousands)


                      Three Months Ended               Percent Change
               -----------------------------------         From
                Mar. 31,     Dec. 31,     Mar. 31,     Prior   Prior
                2003 (A)     2002 (A)       2002      Quarter  Year
               ----------   ----------   ----------    -----   -----
Origination
 volume        $1,602,498   $1,707,416   $1,102,984     (6.1)%  45.3%
Securitization
 volume
 (excluding
 replenishment
 sales)           124,775      331,975        5,000    (62.4)    N/M
Average managed
 receivables:
  Owned           515,452      572,069      397,447     (9.9)   29.7
  Securitized   2,171,815    1,869,149    1,615,656     16.2    34.4
               ----------   ----------   ----------
  Managed (B)   2,687,267    2,441,218    2,013,103     10.1    33.5
Ending managed
 receivables:
  Owned           465,436      445,083      395,766      4.6    17.6
  Securitized   2,278,746    2,149,147    1,630,309      6.0    39.8
               ----------   ----------   ----------
  Managed (B)   2,744,182    2,594,230    2,026,075      5.8    35.4

CREDIT
QUALITY - OWNED
--------------
Receivables 90
 days or more
 delinquent    $   13,403   $   11,959   $   13,297
Receivables 30
 days or more
 delinquent        27,846       23,406       28,119
As a percentage
 of gross
 receivables:
  Receivables
   90 days or
   more
   delinquent        2.88%        2.69%        3.36%     7.1%  (14.3)%
  Receivables
   30 days or
   more
   delinquent        5.98         5.26         7.10     13.7   (15.8)
Net principal
 charge-offs:
  Amount       $    8,408   $    9,227   $    9,299
  As a
   percentage
   of average
   gross
   receivables
   (annualized)      6.52%        6.45%        9.36%     1.1   (30.3)


CREDIT
QUALITY -
SECURITIZED
-----------
Receivables
 90 days
 or more
 delinquent    $   71,255   $   69,335   $   55,228
Receivables
 30 days
 or more
 delinquent       146,570      136,128      117,274
As a percentage
 of gross
 receivables:
  Receivables
   90 days or
   more
   delinquent        3.13%        3.23%        3.39%    (3.1)%  (7.7)%
  Receivables
   30 days or
   more
   delinquent        6.43         6.33         7.19      1.6   (10.6)
Net principal
 charge-offs:
  Amount       $   45,475   $   38,938   $   38,986
  As a
   percentage
   of average
   gross
   receivables
   (annualized)      8.38%        8.33%        9.65%     0.6   (13.2)

CREDIT
QUALITY -
MANAGED (B)
-----------
Receivables
 90 days
 or more
 delinquent    $   84,658   $   81,294   $   68,525
Receivables
 30 days
 or more
 delinquent       174,416      159,534      145,393
As a percentage
 of gross
 receivables:
  Receivables
   90 days or
   more
   delinquent        3.08%        3.13%        3.38%    (1.6)%  (8.9)%
  Receivables
   30 days or
   more
   delinquent        6.36         6.15         7.18      3.4   (11.4)
Net principal
 charge-offs:
  Amount       $   53,883   $   48,165   $   48,285
  As a
   percentage
   of average
   gross
   receivables
   (annualized)      8.02%        7.89%        9.59%     1.6   (16.4)


(A) Prior to October 1, 2002, the billing and recognition of interest and fees was discontinued when the related receivable became 90 days past due or upon notification of fraud, bankruptcy, death, hardship or credit counseling. Effective October 1, 2002, we continue to bill and recognize interest and fees on accounts when they become 90 days past due, and an additional allowance for receivable losses is established for the additional billings estimated to be uncollectible through a provision for interest and fee losses. The billing and recognition of interest and fees on fraudulent, bankrupt, deceased, hardship and credit counseling accounts is still discontinued upon receipt of notification of these events. Provisions for interest and fee losses are recorded as direct reductions to interest and fee income.

(B) Managed statistics represent the sum of owned business credit card receivables and securitized business credit card receivables. Managed receivable portfolio data is relevant because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

N/M - Not Meaningful



    CONTACT: Advanta Corporation
             David Weinstock, Vice President, Investor Relations
             215/444-5335
             dweinstock@advanta.com
                 or
             Catherine Reid
             Vice President, Communications, 215/444-5073 creid@advanta.com